PLAN OF EXCHANGE
Agreement dated as of April 25, 2000, between Dr. Abravanel's Formulas, Inc. a corporation organized under the laws of the
State   of  Nevada,  ("DABV"),  National  Boston  Medical,   Inc.
("NBMX"), a corporation organized under the laws of the State of Nevada, and Infotopia, Inc. a corporation organized under the laws of the State of Ohio ("INFO") and a wholly-owned subsidiary of NBMX.
The parties agree as follows:
1.   The Acquisition
1.1. Tender and Exchange. Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section
 2, DABV shall issue in the name of NBMX and exchange with NBMX 8,167,387 shares of DABV's unregistered common stock (the "DABV
     Shares") free and clear of all encumbrances other than restrictions imposed by Federal and State securities laws, for all of the shares of capital stock of INFO (the "INFO Shares").
2.   The Closing.
2.1. Place and Time. The closing of the instant transaction (the "Closing") shall take place at the offices of Chapman & Flanagan,
   Ltd. located at 2080 E. Flamingo Rd., Suite 112, Las Vegas, Nevada no later than the close of business (Pacific Daylight
Time) on April 25, 2000, or at such other place, date and time as the parties may agree in writing.
  2.2. Deliveries by INFO. INFO shall deliver the following to
                              DABV:
  a. INFO shall deliver to DABV at the Closing, a certificate representing the INFO Shares registered in the name of DABV
(without any legend or other reference to any Encumbrance) other than those required by federal and or state securities law.
b. Corporate resolutions from INFO and from National Boston Medical, Inc., the parent company of INFO, approving the transaction.
c. Any other documents or records relating to INFO's business reasonably requested by DABV in connection with this Agreement.
  2.3. Deliveries by DABV. DABV shall deliver the following to
                              INFO.
 a.   At the Closing, the DABV Shares as contemplated by Section
                               1.
b.   At the Closing, the documents contemplated by Section 4.
c. At the meeting of the Board of Directors, to be held immediately after the Closing, the resignations of the officers and directors of Dr. Abravanel's Formulas, Inc.
d. At the Closing, any other documents or records relating to DABV's business reasonably requested by INFO in connection with this Agreement.
 2.4. Escrow Agent. Daniel G. Chapman, Esq., shall serve as the escrow agent. All shares that are to be exchanged as part of this
  Agreement shall be given to the Escrow Agent. At the Closing, assuming that all obligations of each party have been fulfilled, the Escrow Agent shall complete the transfer of all property in his possession in accordance with the terms of this Agreement.
3.   Conditions to DABV's Obligations.
The obligations of DABV to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by DABV:
3.1. No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits DABV's acquisition of the INFO
Shares or NBMX's receipt of the DABV Shares or that will require any divestiture as a result of DABV's acquisition of the INFO Shares or that will require all or any part of the business of
DABV to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on DABV or INFO if this Agreement is consummated shall be pending.
3.2. Representations, Warranties and Agreements. The representations and warranties of INFO set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) INFO shall have performed, and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.
3.3. Regulatory Approvals. All licenses, authorizations,
consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of DABV's acquisition of the INFO Shares shall have been obtained and shall be in full force and effect.
4.   Conditions to INFO's Obligations.
The obligations of INFO to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by INFO:
4.1. No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits DABV's acquisition of the INFO
Shares or INFO's receipt of the DABV Shares or that will require any divestiture as a result of DABV's acquisition of the INFO Shares or NBMX's acquisition of the DABV Shares or that will require all or any part of the business of DABV or INFO to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on DABV or INFO if this Agreement is consummated shall be pending.
4.2. Stock Cancellation and Issuances. DABV shall deliver, at Closing, corporate resolutions and instructions to the transfer agent to effect the cancellation of 9,388,223 shares of common stock of DABV and the issuance of the 8,167,387 new shares in the name of NBMX required for the exchange.
4.3. Representations, Warranties and Agreements. The representations and warranties of DABV set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time.
5.   Representations and Warranties of INFO and NBMX
INFO and NBMX jointly and severally represent and warrant to DABV that, to the Knowledge of INFO and NBMX (which limitation shall not apply to Section 5.3), and except as set forth in the INFO
Disclosure Letter:
 5.1. Organization of INFO; Authorization. INFO is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. It is a wholly-owned subsidiary of NBMX, and has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
 The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of INFO.
This Agreement constitutes a valid and binding obligation of INFO enforceable against it in accordance with its terms.
5.2. Capitalization. The authorized capital stock of INFO
consists of 100 shares of common stock, $0 par value. As of the date hereof 100 common shares of INFO were issued and outstanding. No shares have been registered under state or
federal securities laws. As of the Closing Date, all of the
issued and outstanding shares of common stock of INFO are validly issued, fully paid and nonassessable.
5.3. No Conflict as to INFO. Neither the execution and delivery of this Agreement, the issuance of the DABV Shares in the name of NBMX, nor the consummation of the exchange of the INFO Shares for the DABV Shares will (a) violate any provision of the certificate of incorporation or by-laws of INFO or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default)
under any agreement to which INFO is a party or (c) violate any statute or law or d) violate any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to INFO or NBMX.
5.4. Ownership of INFO Shares. The delivery of certificates to
DABV provided in Section 2.2 and the delivery of certificates to INFO as provided in Section 2.3 will result in DABV's immediate acquisition of record and beneficial ownership of all of the issued and outstanding shares of INFO, free and clear of all Encumbrances subject to applicable State and Federal securities laws. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of INFO.
5.5. No Conflict as to INFO and Subsidiaries. Neither the
execution and delivery of this Agreement nor the consummation of the exchange of the INFO Shares for the DABV Shares will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of INFO or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination, of, or accelerate the performance required by, or excuse performance by any Person of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of INFO or any of its Subsidiaries under, any material agreement or commitment to which INFO or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of INFO or any of its Subsidiaries is subject, or (c) violate any statute or law or (d) violate any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to INFO or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause
(b) of this Section 5.5, for such matters which are not likely to have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole.
5.6. Consent and Approvals of Governmental Authorities. Except
with respect to applicable State and Federal securities laws, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by INFO or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by INFO or the consummation of the exchange of the INFO Shares for the
DABV Shares.
5.7. Other Consents. No consent of any Person is required to be obtained by INFO prior to the execution, delivery and performance of this Agreement or the consummation of the acquisition of the INFO Shares by DABV, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of INFO.
5.8. Financial Statements. INFO has delivered to DABV
consolidated balance sheets of INFO and its Subsidiaries as at December 31, 1999, and statements of income and changes in financial position for the period then ended. Such INFO Financial Statements and notes fairly present the consolidated financial condition and results of operations of INFO and its Subsidiaries as at the respective dates thereof and for the periods therein.
5.9. Title to Properties. Either INFO or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the INFO Financial Statements (except for property sold since the date of the INFO Financial Statements in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by INFO or any of its Subsidiaries since the date of the INFO Financial Statements. All properties and assets reflected in the INFO Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the INFO Financial Statements as securing specified
liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the INFO Disclosure Letter, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the INFO Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of INFO or any of its Subsidiaries and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of INFO and its Subsidiaries include all rights, properties and other assets necessary to permit INFO and its Subsidiaries to conduct INFO's business in all material respects in the same manner as it is conducted on the date of this Agreement.
5.10. Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by INFO or its Subsidiaries are, in all respects material to the business or financial condition of INFO and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. INFO has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole or which would require a payment by INFO or DABV or any of their subsidiaries in excess of $2,000 in the aggregate, and which has not been cured.
5.11. No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by INFO or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefore, which action is likely to have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole.
5.12.     Litigation. There is no action, suit, inquiry,
proceeding or investigation by or before any court or
Governmental Body pending or threatened in writing against or involving INFO or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of INFO, DABV, or any of their Subsidiaries, taken as whole, or which would require a payment by INFO or its subsidiaries in excess of $2,000 in the aggregate or which questions or
challenges the validity of this Agreement. Neither INFO nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of INFO, DABV or any of their
Subsidiaries, taken as a whole, or which would require a payment by INFO or its subsidiaries in excess of $2,000 in the aggregate.
  5.13.     Absence of Certain Changes. Except as set forth in
Section 5.13 of the INFO Disclosure Letter, since the date of the INFO Financial Statements, neither INFO nor any of its
        Subsidiaries has, except as provided for herein;
a.   suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of INFO and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;
b. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;
c. issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;
d.   organized any new Subsidiary or acquired any Equity
Securities of any Person, or any equity or ownership interest in any business;
e. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;
f.   paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;
g.   prepaid any material obligation having a maturity of more
than 90 days from the date such obligation was issued or
incurred;
h. canceled any material debts or waived any material claims or rights, except in the ordinary course of business;
i.   disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;
j. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);
k. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (11) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;
l.   made any capital expenditures or additions to property,
plant or equipment or acquired any other property or assets
(other than raw materials and supplies) at a cost in excess of $25,000 in the aggregate;
m. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;
n. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;
o.   entered into any collective bargaining or union contract or agreement; or
p. other than in the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of INFO and its subsidiaries taken as a whole.
5.14. No Material Adverse Change. Since the date of the INFO Financial Statements, there has not been any material adverse change in the business or financial condition of INFO.
   5.15.     Contracts and Commitments. Except as set forth in
Section 5.15 of the INFO Disclosure Letter, neither INFO nor any of its Subsidiaries is a party to any:
 a. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of INFO or one of its Subsidiaries of more than $25,000 and not cancelable by INFO or the relevant Subsidiary (without liability to INFO or such Subsidiary) within
                            60 days;
b. Except with respect to the lease on its business location, lease of personal property involving annual rental payments in excess of $25,000 and not cancelable by INFO or the relevant Subsidiary (without liability to INFO or such Subsidiary) within
90 days;
c.   Except with respect to the options referenced above,
Employee bonus, stock option or stock purchase, performance unit, profit sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of
INFO or any of its Subsidiaries;
d. Commitment, contract or agreement that is currently expected by the management of INFO to result in any material loss upon completion or performance thereof;
e. Contract, agreement or commitment that is material to the business of INFO and its Subsidiaries, taken as a whole, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or
f.   Employment agreement or other similar agreement that
contains any severance or termination pay, liabilities or
obligations.
All such contracts and agreements are in full force and effect. Neither INFO nor any or its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument,
indenture,   deed  of  trust,  commitment,  contract   or   other
obligation of any type to which INFO or any of its Subsidiaries is a party or is or may be bound that relates to the business of INFO or any of its Subsidiaries or to which any of the assets or properties of INFO or any of its Subsidiaries is subject, the effect of which breach, violation or default is likely to
materially  and  adversely  affect  the  business  or   financial
condition of INFO and its Subsidiaries, taken as a whole. DABV has not guaranteed or assumed and specifically does not guarantee or assume any obligations of INFO or any of its Subsidiaries.
     5.16. Labor Relations. Neither INFO nor any of its Subsidiaries is a party to any collective bargaining agreement.
  Except for any matter which is not likely to have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole, (a) INFO and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against INFO or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against INFO or any of its Subsidiaries, (d) no representation question exists respecting the employees of INFO or any of its Subsidiaries, (e) neither INFO nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of INFO or any of its Subsidiaries is currently being negotiated.
5.17. Employee Benefit Plans. Section 5.17 of the INFO Disclosure Letter contains a list of all material employee pension and welfare benefit plans covering employees of INFO and its Subsidiaries. No listed plan is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual
account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code, and the INFO Disclosure Letter also lists all material management incentive plans and all material employment contracts or severance arrangements pertaining to one or more specific employees.
5.18. Compliance with Law. The operations of INFO and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole, or which would not require a payment by INFO or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither INFO nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. INFO and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.
                     5.19.     Tax Matters.
 a.   INFO and each of its Subsidiaries (1) (except with respect to its 1999 tax return, as to which an extension has been or may be appropriately filed) has filed all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax
 Returns that include only INFO and/or its Subsidiaries and not DABV or its other Affiliates (for the purposes of this Section 5.19, such tax Returns shall be considered non-consolidated and non-combined Tax Returns) required to be filed through the date hereof and has paid any Tax due through the date hereof with respect to the time periods covered by such non-consolidated and non-combined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such non-consolidated and non-combined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.
b. All consolidated or combined Tax Returns (except those described in subparagraph (a) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of INFO or any of its Subsidiaries for any taxable period have been timely filed, and the income, activities, operations and transactions of INFO and Subsidiaries have been properly included and reflected thereon. INFO shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and
transactions, of INFO or any Subsidiary, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, INFO's consolidated federal income tax return for such taxable years. INFO will timely file a consolidated federal income tax return for the taxable year ended December 31, 1999 and such return shall include and reflect the income, activities, operations and transactions of INFO and Subsidiaries for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and
transactions of INFO and Subsidiaries for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (b) after the date hereof shall, in each case, to the extent that such Tax Returns specifically relate to INFO or any of its Subsidiaries and do not generally relate to matters affecting other members of INFO's consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. INFO has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.
c. Neither INFO nor any of its subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason, of a change in accounting method or otherwise or
(y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue
Act of 1988.
d.   Neither INFO nor any of its Subsidiaries or any predecessor or Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section
341(f)(2) of the Code apply to any sale of its stock.
e.   There is no (nor has there been any request for an)
agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to INFO or its Subsidiaries, or their assets or operations and no power of attorney granted by INFO or any of its Subsidiaries with
respect to any Tax matter is currently in force.
f. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in INFO, pending or threatened against or with respect to any Tax attributable to INFO, its Subsidiaries or their assets or operations.
g.   Except as set forth in the INFO Disclosure Letter, all
amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.
h. No property of INFO is "tax-exempt use property" within the meaning of Section 168(h) of the Code nor property that INFO and/or its Subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.
i. There have been delivered or made available to DABV true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by DABV as may be relevant to INFO, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1998, or for any Tax years which are subject to audit or investigation by any taxing
authority or entity.
j.   There is no contract, agreement, plan or arrangement
including but not limited to the provisions of this Agreement, covering any employee or former employee of INFO or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible
pursuant to Section 280G or 162 of the Code.
                5.20.     Environmental Matters.
    a. At all times prior to the date hereof, INFO and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and. ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole, or which would require a payment by INFO or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any
                       Governmental Body.
b. The environmental licenses, permits and authorizations that are material to the operations of INFO and its Subsidiaries, taken as a whole, are in full force and effect.
c. Neither INFO nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by INFO or any of its Subsidiaries (the "Properties")
any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term in defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole.
 5.21. Absence of Certain Commercial Practices. Neither INFO nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of INFO or its Subsidiaries, which INFO or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither INFO nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential shareholders in violation of any applicable law or regulation.
5.22. Transactions with Directors and Officers. Except as set forth in Section 5.22 of the INFO Disclosure Letter, INFO and its Subsidiaries do not engage in business with any Person in which any of INFO's directors or officers has a material equity
interest. No director or officer of INFO owns any property, asset or right which is material to the business of INFO and its Subsidiaries, taken as a whole.
5.23.     Borrowing and Guarantees. Except as set forth in
Section 5.23 of the INFO Disclosure Letter, INFO and its Subsidiaries (a) do not have any indebtedness for borrowed money,
(b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and
(c) are not guarantors or sureties with respect to the
obligations of any Person.
5.24.     Prohibition. The Company, after the exchange agreement
is complete, shall not use the name "Dr. Abravanel" in connection with any of is products, including those products produced and sold by DABV prior to this Agreement, without the prior written consent of Dr. Abravanel.
5.25.     Purchase for Investment. Except as set forth in Section
5.25 of the DABV Disclosure Letter, NBMX is obtaining the DABV Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
6.   Representations and Warranties of DABV
DABV represents and warrants to INFO that, to the Knowledge of
DABV (which limitation shall not apply to Section 6.3), and
except as set forth in the DABV Disclosure Letter:
 6.1. Organization of DABV; Authorization. DABV is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of DABV. This Agreement constitutes a valid and binding obligation of DABV, enforceable against it in accordance with its terms.
6.2. Capitalization. The authorized capital stock of DABV
consists of 40,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of Preferred Stock, $0.001 par value. As of the date of this Agreement, 12,841,353 shares of unregistered common stock (of which 9,388,223 shares will be cancelled at the Closing) and no shares of preferred stock of DABV were issued and outstanding. No shares have been registered under state or federal securities laws. As of the Closing Date, all of the
issued and outstanding shares of common stock of DABV are validly issued, fully paid and nonassessable.
6.3. No Conflict as to DABV. Neither the execution and delivery of this Agreement nor the consummation of the exchange of the
DABV Shares for INFO Shares will (a) violate any provision of the certificate of incorporation or by-laws of DABV, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which DABV is a party or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to DABV.
6.4. Ownership of DABV Shares. The delivery of certificates to
INFO provided in Section 2.3 will result in INFO's immediate acquisition of record and beneficial ownership of 8,167,387 shares of unregistered common stock of DABV, free and clear of all encumbrances other than as required by Federal and State securities laws. DABV has issued no options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of DABV. Nothing in this Agreement shall be deemed to be a representation or warranty as to the tradability of any of the DABV Shares under Federal or any States' security laws.
6.5. No Conflict as to DABV and Subsidiaries. Neither the
execution and delivery of this Agreement nor the consummation of the of the instant agreement will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of DABV or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of DABV or any of its Subsidiaries under any material agreement or commitment to which DABV or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of DABV or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to DABV. or any of its Subsidiaries except, in the case of violations, conflicts, defaults, termination's, accelerations or Encumbrances described in clause (b) of this Section 6.5, for such matters which are not likely to have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole.
6.6. Consents and Approvals of Governmental Authorities. Prior to the Closing, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by DABV or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by DABV or the consummation of the contemplated transaction.
6.7. Other Consents. No consent of any Person is required to be obtained by DABV to the execution, delivery and performance of this Agreement or the consummation of the contemplated
transaction including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of DABV.
6.8. Financial Statements. DABV has delivered to INFO the most recently filed consolidated balance sheets of DABV and its Subsidiaries, and statements of income and changes in financial position for the period then ended. Such DABV Financial
Statements and notes fairly present the consolidated financial condition and results of operations of DABV and its Subsidiaries as at the respective dates thereof and for the periods therein. DABV will deliver audited financial statements for the year ended February 28, 2000, within five (5) business days from the execution date of this Agreement.
6.9. Title to Properties. Either DABV or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the DABV Financial Statements and all the material properties and assets purchased or otherwise acquired by DABV or any of its Subsidiaries since the date of the DABV Financial Statements. All properties and assets reflected in the DABV Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the DABV Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, and all of which are listed in the DABV Disclosure
Letter, (b) mortgages or security interests incurred in
connection with the purchase of property or assets after the date of the DABV Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of DABV or any of its Subsidiaries and (ii) zoning laws that do not
impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of DABV and its Subsidiaries include all rights, properties and other assets necessary to permit DABV and its Subsidiaries to conduct DABV's business in all material respects in the same manner as it is conducted on the date of this Agreement.
6.10. Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by DABV or its Subsidiaries are, in all respects material to the business or financial condition of DABV and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. DABV has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole or which would require a payment by INFO or DABV or any of their subsidiaries in excess of $2,000 in the aggregate, and which has not been cured.
6.11. No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by DABV or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefore, which action is likely to have a material adverse effect on the business or financial condition of INFO and its Subsidiaries, taken as a whole.
6.12.     Litigation. There is no action, suit, inquiry,
proceeding or investigation by or before any court or
Governmental Body pending or threatened in writing against or involving DABV or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of DABV, or any of their Subsidiaries, taken as whole, or which would require a payment by DABV or its subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither DABV nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of DABV, or any of their Subsidiaries, taken as a whole, or which would require a payment by DABV or its subsidiaries in excess of $2,000 in the aggregate.
  6.13.     Absence of Certain Changes. Except as set forth in
Section 6.13 of the DABV Disclosure Letter, since the date of the DABV Financial Statements, neither DABV nor any of its
   Subsidiaries has, except for the transactions provided for herein:
a.   suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of DABV and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;
b. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;
c. issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;
d.   organized any new Subsidiary or acquired any Equity
Securities of any Person, or any equity or ownership interest in any business;
e. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;
f.   paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;
g.   prepaid any material obligation having a maturity of more
than 90 days from the date such obligation was issued or
incurred;
h. canceled any material debts or waived any material claims or rights, except in the ordinary course of business;
i.   disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;
j. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);
k. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;
l.   made any capital expenditures or additions to property,
plant or equipment or acquired any other property or assets
(other than raw materials and supplies) at a cost in excess of $2,000 in the aggregate;
m. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;
n. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;
o.   entered into any collective bargaining or union contract or agreement; or
p. other than in the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of DABV and its subsidiaries taken as a whole.
6.14. No Material Adverse Change. Since the, date of the DABV Financial Statements, there has not been any material adverse change in the business or financial condition of DABV and its
Subsidiaries taken, as a whole, other than changes resulting from economic conditions prevailing in the United States precious coins, collectibles and metals industry.
   6.15.     Contracts and Commitments. Except as set forth in
Section 6.15 of the DABV Disclosure Letter, neither DABV nor any of its Subsidiaries is party to any:
 a. Contract or agreement (other than purchase on sales orders entered into in the ordinary course of business) involving any liability on the part of DABV or one of its Subsidiaries of more than $2,000 and not cancelable by DABV or the relevant Subsidiary
 (without liability to DABV or such Subsidiary) within 60 days;
b.   Lease of personal property involving annual rental payments in excess of $2,000 and not cancelable by DABV or the relevant Subsidiary (without liability to DABV or such Subsidiary) within
90 days;
c. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of DABV or any of its Subsidiaries;
d. Commitment, contract or agreement that is currently expected by the management of DABV to result in any material loss upon completion or performance thereof;
e. Contract, agreement or commitment that is material to the business of DABV and its Subsidiaries, taken as a whole, with any officer, employee, agent, consultant, advisor, salesman, sales representative , value added reseller, distributor or dealer; or
f.   Employment agreement or other similar agreement that
contains any severance or termination pay, liabilities or
obligations.
All such contracts and agreements are in full force and effect. Neither DABV nor any or its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which DABV or any of its Subsidiaries is a party or is or may be bound as it relates to the business of DABV or any of its Subsidiaries or to which any of the assets or properties of DABV or any of its Subsidiaries is subject, the effect of which breach, violation or default is likely to materially and adversity affect the business or financial condition of DABV and its Subsidiaries, taken as a whole.
     6.16. Labor Relations. Neither DABV nor any of its Subsidiaries is a party to any collective bargaining agreement.
  Except for any matter which is not likely to have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole, (a) DABV and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against DABV or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against DABV or any of its Subsidiaries, (d) no representation question exists respecting the employees of DABV or any of its Subsidiaries, (e) neither DABV nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of DABV or any of its Subsidiaries is currently being negotiated.
6.17. Employee Benefit Plans. Section 6.17 of the DABV Disclosure Letter contains a list of all material employee pension and welfare benefit plans covering employees of DABV and its Subsidiaries. No listed plan is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual
account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code, and the DABV Disclosure Letter also lists all material management incentive plans and all material employment contracts or severance arrangements pertaining to one or more specific employees.
6.18. Compliance with Law. The operations of DABV and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole, or which would not require a payment by DABV or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither DABV nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. DABV and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.
                     6.19.     Tax Matters.
  a. DABV and each of its Subsidiaries (1) other than its tax return for the tax year ended February 29, 2000, has filed all non-consolidated and non-combined Tax Returns and all consolidated or combined Tax Returns that include only DABV and/or its Subsidiaries and not Seller or its other Affiliates (for the purposes of this Section 6.19, such tax returns shall be considered non-consolidated and non-combined Tax Returns) required to be filed through the date hereof and has paid any Tax due through the date hereof with respect to the time periods covered by such non-consolidated and non-combined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such non-consolidated and non-combined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A)
after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and, accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect, any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.
b. There are no consolidated or combined Tax Returns (except those described in subparagraph (a) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of DABV or any of its Subsidiaries for any taxable period.
c. Neither DABV nor any of its Subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or
(y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue
Act of 1988.
d.   Neither DABV nor any of its Subsidiaries or any predecessor or Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section
341(f)(2) of the Code apply to any sale of its stock.
e.   There is no (nor has there been any request for an)
agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to DABV or its Subsidiaries, or their assets or operations and no power of attorney granted by DABV or any of its Subsidiaries with
respect to any Tax matter is currently in force.
f. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in INFO, pending or threatened against or with respect to any Tax attributable to DABV, its Subsidiaries or their assets or operations.
g.   All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.
h. No property of DABV is "tax-exempt use property" within the meaning of Section 168(h) of the Code nor property that DABV and/or its Subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.
i. There have been delivered or made available to INFO true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by INFO as may be relevant to DABV, its Subsidiaries, or their assets or operations for any and all periods ending after February 28, 1999, or for any Tax years which are subject to audit or investigation by any taxing
authority or entity.
j. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of DABV or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible
pursuant to Section 280G or 162 of the Code.
                6.20.     Environmental Matters.
    a. At all times prior to the date hereof, DABV and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole, or which would require a payment by DABV or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any
                       Governmental Body.
b. The environmental licenses, permits and authorizations that are material to the operations of DABV and its Subsidiaries, taken as a whole, are in full force and effect.
c. Neither DABV nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by DABV or any of its Subsidiaries (the "Properties")
any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term in defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of DABV and its Subsidiaries, taken as a whole.
               6.21.     Intentionally left blank
6.22. Absence of Certain Commercial Practices. Except as set forth in Section 6.22 of the DABV Disclosure Letter, neither DABV nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of DABV or its Subsidiaries, which DABV or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither DABV nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential shareholders in violation of any applicable law or regulation.
6.23. Transactions with Directors and Officers. Except as set forth in Section 6.23 of the DABV Disclosure Letter, DABV and its Subsidiaries do not engage in business with any Person in which any of DABV's directors or officers has a material equity
interest. No director or officer of DABV owns any property, asset or right which is material to the business of DABV and its Subsidiaries, taken as a whole.
6.24.     Borrowing and Guarantees. Except as set forth in
Section 6.24 of the DABV Disclosure Letter, DABV and its Subsidiaries (a) do not have any indebtedness for borrowed money,
(b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and
(c) are not guarantors or Sureties with respect to the
obligations of any Person.
6.25.     Purchase for Investment. Except as set forth in Section
6.25 of the DABV Disclosure Letter, DABV is obtaining the INFO Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
7.   Access and Reporting; Filings With Governmental Authorities;
  Other Covenants.
 7.1. Access between the date of this Agreement and the Closing Date. Each of INFO and DABV shall (a) give to the other's authorized representatives reasonable access to all of its plants, offices, warehouse and other facilities and properties, and to its books and records, (b) permit the other to make inspections thereof, and (c) cause its officers and its advisors to furnish the other with such financial and operating data and other information with respect to the business and properties of such party and its Subsidiaries and to discuss with such and its authorized representatives its affairs and those of its Subsidiaries, as the other may from time to time reasonably request.
7.2. Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, DABV shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, DABV, except for the exchange of the Shares as contemplated herein.
7.3. Publicity. Between the date of this Agreement and the
Closing Date, DABV and INFO shall discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.
7.4. Regulatory Matters. INFO and DABV shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing. Neither party is aware of any documents required to be filed by any party, prior to Closing, in order to consummate the
contemplated transaction.
7.5. No Reverse Split. For a period of nine (9) months following the Closing Date, DABV shall not cause a reverse stock split to occur.
7.6. Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) each of INFO and DABV shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained pursuant to Section 7.1. Following the Closing, each of INFO and DABV shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection. with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to the other. This Section 7.6 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it.
If the Closing does not occur, each of INFO and DABV shall return to the other, or destroy, all information it shall have received from the other in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. Each of INFO and DABV shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Section 7.1 to
comply with the provisions of this Section 7.6.
8.   Conduct of DABV's Business Prior to the Closing.
   8.1. Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, DABV shall cause conduct its businesses in all material respects in the ordinary course.
8.2. Business Organization. Between the date of this Agreement and the Closing Date, DABV shall (a) preserve substantially
intact the business organization of DABV; and (b) preserve in all material respects the present business relationships and good will of DABV and each of its Subsidiaries.
  8.3. Corporate Organization. Except as required by INFO or by this Agreement, between the date of this Agreement and the
Closing Date, DABV shall not cause or permit any amendment of its certificate of incorporation or by-laws (or other governing instrument) and shall not:
   a. issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;
b. create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities;
c.   reclassify, split up or otherwise change any of its Equity
Securities;
d.   be party to any merger, consolidation or other business
combination;
e. sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of DABV and its Subsidiaries, taken as a whole, except in the ordinary course of business; or
f. organize any new Subsidiary or acquire any Equity Securities of any Person or any equity or ownership interest in any business.
8.4. Other Restrictions. Except as required by INFO, between the date of this Agreement and the Closing Date, DABV shall not:
  a. borrow any funds or otherwise become subject to, whether directly or by way of guarantee or otherwise, any indebtedness for borrowed money;
b.   create any material Encumbrance on any of its material
properties or assets;
c. except in the ordinary course of business, increase in any manner the compensation of any director or officer or increase in any manner the compensation of any class of employees;
d. create or materially modify any material bonus, deferred compensation, pension, profit sharing, retirement, insurance, stock purchase, stock option, or other fringe benefit plan, arrangement (any other employee benefit plan as defined in section 3(3) of ERISA);
e.   make any capital expenditure or acquire any property or
assets;
f.   enter into any agreement that materially restricts DABV,
INFO or any of their Subsidiaries from carrying on business;
g. pay, discharge or satisfy any material claim, liability or obligation, absolute, accrued, contingent or otherwise, other than the payment discharge or satisfaction. in the ordinary
course of business of liabilities or obligations reflected in the DABV Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the DABV Financial Statements; or
h.   cancel any material debts or waive any material claims or
rights.
9.   Definitions.
As used in this Agreement, the following terms have the meanings specified or referred to in this Section 9.
9.1. "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are
              authorized or required to be closed.
9.2. "Code" - The Internal Revenue Code of 1986, as amended.
9.3. "Disclosure Letter" -- A letter dated the date of this Agreement, executed by either INFO and DABV, addressed and delivered to the other and containing information required by this Agreement and exceptions to the representations and
warranties under this Agreement.
9.4. "Encumbrances" - any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.
9.5. "Equity Securities" See Rule 3a-11-l under the Securities Exchange Act of 1934.
9.6. "ERISA"- The Employee Retirement Income Security Act of
1974, as amended.
9.7. "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commissioner authority thereof.
9.8. "Knowledge" - Actual knowledge, after reasonable
investigation.
9.9. "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.
9.10. "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.
10.  Termination.
 10.1.     Termination. This Agreement may be terminated before
               the Closing occurs only as follows:
     a.   By written agreement of INFO and DABV at any time.
b.   By DABV, by notice to INFO at any time, if one or more of
the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to
Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.
c.   By INFO, by notice to DABV at any time, if one or more of
the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to
Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.
d.   By INFO or DABV, by notice to the other at any time after
May 10, 2000.
10.2. Effect of Termination. If this Agreement is terminated pursuant to Section 10.1, this Agreement shall terminate without any liability or further obligation of any party to another.
11.  Intentionally left blank.
12.  Intentionally left blank.
13. Notices. All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties),
(a)  If to DABV:
Dr. Abravanel's Formulas, Inc.
1946 Mansion Dr.
Fairfield , IA 52556
Facsimile No.: (515) 469-5195
Attention: Mark A. Delott
     With a copy to:
Robert S. Rein
1901 Avenue of the Stars
Suite 1060
Los Angeles, CA 90067
Facsimile No.: (310) 556-1564
(b)  If to INFO:
Infotopia, Inc.
43 Taunton Green, 3rd Floor
Taunton, MA 02780
Facsimile No.: (508) 880-5208
Attention:     Dan Hoyng
     With a copy to:
Chapman & Flanagan, Ltd.
2080 E. Flamingo Road, Suite 112
Las Vegas, NV 89119
Facsimile No.: (702) 650-5667
Attention:     Sean P. Flanagan, Esq.
14.  Miscellaneous.
   14.1. Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations
                           hereunder.
14.2. Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement,
14.3. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.
14.4. Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.
14.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.
14.6. Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof
14.7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign. its rights hereunder without the consent of the other, provided that, after the Closing, no consent of INFO shall be needed in connection with any merger or consolidation of DABV with or into another entity.
IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

        Infotopia, Inc            Dr. Abravanel's Formulas, Inc.


By: /s/ Daniel Hoyng             By: /s/ Elliot
                                 Abravanel
Its: CEO
                                 Its:                         President and
                                 Authorized Signatory
 National Boston Medical, Inc.




By: Daniel Hoyng

Its: /s/ CEO

